UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 22, 2010

GARB OIL & POWER CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-26999	87-0296694
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1588 South Main Street, Suite 200
Salt Lake City, Utah		84115
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 832-9865

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On March 22, 2010, Garb Oil & Power Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with John Rossi and Igor Plahuta (each, a “Purchaser”) for the sale and issuance of one (1) share of the Company’s Class A Preferred Stock (“Class A Preferred”) to each of the Purchasers, for a total of two (2) shares.  Each share of Class A Preferred issued pursuant to the Agreement is issued in exchange for satisfaction of amounts owed by the Company to such Purchaser of €50,000.  The form of Stock Purchase Agreement is filed as Exhibit 4.1 to this Form 8-K.

Item 3.02                      Unregistered Sales of Equity Securities

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the shares of Class A Preferred issued to the Purchasers.  All such shares of Class A Preferred were issued in reliance upon exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  No advertising or general solicitation was employed in offering the securities.

Each outstanding share of Class A Preferred is convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Company or any transfer agent for the Class A Preferred, into shares of the Company’s common stock (“Common Stock”) as set forth below.

If a holder of Class A Preferred elects to convert a share of Class A Preferred, then all shares of Class A Preferred, regardless of their number, shall automatically be converted into that number of fully-paid, nonassessable shares of Common Stock equal to (i) four (4) times the total number of shares of Common Stock which are issued and outstanding at the time of such conversion, plus (ii) the total number of shares of the Company’s Class B Preferred Stock and Class C Preferred Stock which are issued and outstanding at the time of such conversion minus (iii) the number of other shares of Class A Preferred issued and outstanding immediately prior to the time of such conversion.  The resulting shares of Common Stock issued upon such conversion shall be allocated to the holders of Class A Preferred pro rata based on their respective proportionate ownership of all the shares of Class A Preferred.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

4.1	Form of Stock Purchase Agreement by and among Garb Oil & Power Corporation, John Rossi and Igor Plahuta, dated March 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARB OIL & POWER CORPORATION

Dated: March 25, 2010	By:	/s/ John Rossi
John Rossi, President